EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 Supplement to Prospectuses dated May 30, 2005

On November 14, 2005, the Board of Trustees of Eaton Vance Mutual Funds Trust (the "Trust") unanimously approved the merger of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 ("Small-Cap Growth Fund 1.2") into Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 ("Small-Cap Growth Fund 1.1"). Specifically, the Board approved an Agreement and Plan of Reogranization ("Plan of Reorganization") with respect to the merger (the "Reorganization") as discussed in more detail below.

Under the terms of the Plan of Reorganization, Small-Cap Growth Fund 1.2 will transfer all of its assets to Small-Cap Growth Fund 1.1 in exchange for shares of Small-Cap Growth Fund 1.1, and Small-Cap Growth Fund 1.1 will assume the liabilities of Small-Cap Growth Fund 1.2.

Immediately following the exchange, which will be effected on the basis of the relative net asset values of the Funds, Small-Cap Growth Fund 1.2 will distribute shares of Small-Cap Growth Fund 1.1 to its shareholders pro-rata in liquidation of Small-Cap Growth Fund 1.2. Accordingly, shareholders of Small-Cap Growth Fund 1.2 will become shareholders of Small-Cap Growth Fund 1.1 by effectively having their Small-Cap Growth Fund 1.2 shares exchanged for corresponding Class A, B and/or C shares of Small-Cap Growth Fund 1.1.

It is expected that the Reorganization will be treated as a tax-free reorganization for federal tax purposes. Shareholders should consult their tax advisers regarding possible tax consequences of the Reorganization, including possible state and local tax consequences.

Prior to the Reorganization, a Prospectus and Information Statement describing the Reorganization will be filed with the Securities and Exchange Commission and delivered to Small-Cap Growth Fund 1.2 shareholders. Pursuant to the terms of the Trust’s Declaration of Trust and By-laws, shareholder approval is not required for the Reorganization.

If certain conditions required by the Plan of Reorganization are satisified, the Reorganization is expected to close on or about February 28, 2006. Thereafter, Small-Cap Growth Fund 1.1 will be renamed "Eaton Vance Tax-Managed Small-Cap Growth Fund."

Small-Cap Growth Fund 1.1 will be available for sale to new investors on or about December 9, 2005. Effective on or about December 23, 2005, pending the Reorganization, Small-Cap Growth Fund 1.2 will be closed to all new and subsequent purchases, except for the reinvestment of dividends or other distributions.

December 2, 2005 TMMGPS